Exhibit 99.10

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the common units representing limited partner interests of Kimbell Royalty Partners, LP, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: July 14, 2021
M&E MINERAL HOLDINGS LLC

	By:	/s/ David C. Rockecharlie
	Name:	David C. Rockecharlie
	Title:	Vice President

EIGF AGGREGATOR LLC

	By:	/s/ David C. Rockecharlie
	Name:	David C. Rockecharlie
	Title:	Vice President

KKR ENERGY INCOME AND GROWTH FUND I L.P.

	By:	KKR Associates EIGF L.P., its general partner
	By:	KKR EIGF LLC, its general partner

	By:	/s/ David C. Rockecharlie
	Name:	David C. Rockecharlie
	Title:	Vice President

KKR ASSOCIATES EIGF L.P.

	By:	KKR EIGF LLC, its general partner

	By:	/s/ David C. Rockecharlie
	Name:	David C. Rockecharlie
	Title:	Vice President

TE DRILLING AGGREGATOR LLC

	By:	/s/ David C. Rockecharlie
	Name:	David C. Rockecharlie
	Title:	Vice President

KKR ENERGY INCOME AND GROWTH FUND I-TE L.P.

By:	KKR Associates EIGF TE L.P., its general partner
By:	KKR EIGF LLC, its general partner

By:	/s/ David C. Rockecharlie
Name:	David C. Rockecharlie
Title:	Vice President

KKR ASSOCIATES EIGF TE L.P.

By:	KKR EIGF LLC, its general partner

By:	/s/ David C. Rockecharlie
Name:	David C. Rockecharlie
Title:	Vice President

KKR EIGF LLC

By:	/s/ David C. Rockecharlie
Name:	David C. Rockecharlie
Title:	Vice President

KKR UPSTREAM ASSOCIATES LLC

By:	/s/ David C. Rockecharlie
Name:	David C. Rockecharlie
Title:	Vice President

KKR GROUP PARTNERSHIP L.P.

By:	KKR Group Holdings Corp., its general partner

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

KKR UPSTREAM LLC

By:	/s/ David C. Rockecharlie
Name:	David C. Rockecharlie
Title:	Vice President

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

KKR MANAGEMENT LLP

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact for Robert H. Lewin, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name:	Terence P. Gallagher
Title:	Attorney-in-fact